Panorama Series Fund, Inc.
Total Return Portfolio

Supplement dated March 31, 2009 to the
Prospectus dated April 29, 2008

This supplement amends the Prospectus of Panorama Series Fund, Inc. – Total Return Portfolio (the "Portfolio") dated April 29, 2008. It replaces the supplement dated December 15, 2008.

Effective April 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," on page 10 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The equity component of the Portfolio's investments are managed by David Schmidt and the fixed-income component of the Portfolio's investments are managed by Krishna Memani. Mr. Schmidt and Mr. Memani are primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Schmidt has been a portfolio manager and Vice President of the Portfolio since July 2003. Mr. Memani is a portfolio manager and Vice President of the Portfolio beginning April 1, 2009.

Mr. Schmidt has been the Chief Investment Officer of Trinity Investment Management Corporation since July 2003 and the Director of Product Development since December 1999. He was the Deputy Chief Investment Officer of Trinity Investment Management Corporation from June 2002 to June 2003 and an analyst from August 1994 to December 1999. Trinity Investment Management Corporation is a wholly-owned subsidiary of the Manager’s immediate parent, Oppenheimer Acquisition Corp.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

March 31, 2009                                                                                                                           PS0609.004